UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2012

Lincare Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19946	51-0331330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19387 U.S. 19 North, Clearwater, FL 33764

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 727-530-7700

(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 29, 2012, Lincare Holdings Inc. entered into the first amendment to its existing bank credit agreement (the “Amendment”) with Wells Fargo Bank, National Association as Agent, Fifth Third Bank, TD Bank, N.A. and Credit Agricole Corporate and Investment Bank as Co-Syndication Agents and RBS Citizens, National Association as Documentation Agent. Wells Fargo Securities, LLC, Fifth Third Bank, TD Securities (USA) LLC and Credit Agricole Corporate and Investment Bank, served as Joint Bookrunners and Joint Lead Arrangers. Wells Fargo, National Association, replaces Bank of America, N.A. as Agent. This amendment adds a $250 million single-draw credit facility to the existing credit agreement.

Certain of the lenders party to the Credit Agreement, and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

A copy of the First Amendment to Credit Agreement and Joinder is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is incorporated herein in its entirety.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	First Amendment to Credit Agreement and Joinder, dated as of June 29, 2012, among Lincare Holdings Inc., as Borrower, certain subsidiaries of the Borrower from time to time party thereto, as Guarantors, the several lenders from time to time party thereto and Wells Fargo Bank, National Association as Agent and Fifth Third Bank, TD Bank, N.A. and Credit Agricole Corporate and Investment Bank as Co-Syndication Agents and RBS Citizens, National Association as Documentation Agent and Wells Fargo Securities, LLC, Fifth Third Bank, TD Securities (USA) LLC and Credit Agricole Corporate and Investment Bank, as Joint Bookrunners and Joint Lead Arrangers.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lincare Holdings Inc.

By:	/s/ Paul G. Gabos
Paul G. Gabos
Chief Financial Officer, Treasurer and Secretary

July 5, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Credit Agreement and Joinder, dated as of June 29, 2012, among Lincare Holdings Inc., as Borrower, certain subsidiaries of the Borrower from time to time party thereto, as Guarantors, the several lenders from time to time party thereto and Wells Fargo Bank, National Association as Agent and Fifth Third Bank, TD Bank, N.A. and Credit Agricole Corporate and Investment Bank as Co-Syndication Agents and RBS Citizens, National Association as Documentation Agent and Wells Fargo Securities, LLC, Fifth Third Bank, TD Securities (USA) LLC and Credit Agricole Corporate and Investment Bank, as Joint Bookrunners and Joint Lead Arrangers.